SUPPLEMENT TO THE FIDELITY TARGET TIMELINESM FUNDS SEPTEMBER 25, 1997
PROSPECTUS
The following information supplements information found in the "Performance" section beginning on page 11:
If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.
   The following information replaces similar information found under the heading "Other Expenses" in the "Breakdown of Expenses" section on page 21:
   Each fund has adopted a     DISTRIBUTION AND SERVICE PLAN.    Each
plan recognizes that FMR may use its management fee revenues, as well as past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.
The following information replaces similar information found in the "Dividends, Capital Gains, and Taxes" section beginning on page 30:
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
SUPPLEMENT TO THE FIDELITY
TARGET TIMELINESM FUNDS
SEPTEMBER 25, 1997
STATEMENT OF ADDITIONAL INFORMATION
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR FIDELITY TARGET TIMLELINE 1999 FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2:
   (iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR FIDELITY TARGET TIMELINE 2001 FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 3:
   (iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOR FIDELITY TARGET TIMELINE 2003 FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 4:
   (iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DISTRIBUTIONS AND TAXES" SECTION BEGINNING ON PAGE 19:
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DISTRIBUTION AND SERVICE PLAN" SECTION ON PAGE 26:
   Currently, the Board of Trustees has authorized such payments.